                                                                       EXHIBIT q


                             JOINT FILING STATEMENT

         Each of the undersigned agree that (i) the Statement on Schedule 13D relating to the common stock, par value $.01 per share, of Capstar Broadcasting Corporation has been adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them and (iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This Agreement may be terminated with respect to the obligations to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

Dated: June 5, 1998               THOMAS O. HICKS


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                        David W. Knickel, Attorney-in-Fact


Dated: June 5, 1998               HMTF OPERATING, INC.


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               CAPSTAR BOSTON PARTNERS, L.L.C.

                                  By:     HM3/GP Partners, L.P.,
                                          Its Sole Manager

                                  By:     Hicks, Muse GP Partners III, L.P.,
                                          Its General Partner

                                  By:     Hicks, Muse Fund III Incorporated,
                                          Its General Partner


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------

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Dated: June 5, 1998               CAPSTAR BT PARTNERS, L.P.

                                  By:     HM3/GP Partners, L.P.,
                                          Its General Partner

                                  By:     Hicks, Muse GP Partners III, L.P.,
                                          Its General Partner

                                  By:     Hicks, Muse Fund III Incorporated,
                                          Its General Partner


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               CAPSTAR BROADCASTING PARTNERS, L.P.

                                  By:     HM3/Capstar Partners, L.P.,
                                          Its General Partner

                                  By:     HM3/Capstar, Inc.,
                                          Its General Partner


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               HM3/GP PARTNERS, L.P.

                                  By:     Hicks, Muse GP Partners III, L.P.,
                                          its General Partner

                                  By:     Hicks, Muse Fund III Incorporated,
                                          its General Partner


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------
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Dated: June 5, 1998               HICKS, MUSE GP PARTNERS III, L.P.

                                  By:     Hicks, Muse Fund III Incorporated,
                                          its General Partner


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               HICKS, MUSE FUND III INCORPORATED


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               HM3/CAPSTAR PARTNERS, L.P.

                                  By:     HM3/Capstar, Inc.
                                          its General Partner


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               HM3/CAPSTAR, INC.


                                  By:     /s/ David W. Knickel
                                     ------------------------------------------
                                  Name:   David W. Knickel
                                       ----------------------------------------
                                  Title:  Treasurer
                                        ---------------------------------------


Dated: June 5, 1998               SHELLY MABRY ELLARD



                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact


Dated: June 5, 1998               JASON MABRY


                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact

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Dated: June 5, 1998               KRISTEN LEA HICKS


                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact


Dated: June 5, 1998               R. STEVEN HICKS


                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact


Dated: June 5, 1998               LARRY D. TAYLOR, AS CUSTODIAN FOR
                                  BRANDON VAUGHN HICKS UNDER THE TEXAS
                                  UNIFORM GIFTS TO MINORS ACT


                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact


Dated: June 5, 1998               LARRY D. TAYLOR, AS CUSTODIAN FOR
                                  ROBERT S. HICKS, JR. UNDER THE TEXAS
                                  UNIFORM GIFTS TO MINORS ACT


                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact


Dated: June 5, 1998               R. STEVEN HICKS, AS CUSTODIAN FOR DEAN
                                  MCCLURE TAYLOR UNDER THE TEXAS UNIFORM
                                  GIFTS TO MINORS ACT


                                  By:     /s/ Kathy Archer
                                     ------------------------------------------
                                        Kathy Archer, Attorney-in-Fact